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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2001



                              VERDANT BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-26507                  41-0848688
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                     Identification No.)


     9555 James Avenue South, Suite 200, Bloomington, Minnesota, 55431-2543
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 887-0039
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                         Exhibit Index Appears on Page 4


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Item 5. Other Events.

        On February 27, 2001, Verdant Brands, Inc., a Minnesota corporation ("Verdant") and its subsidiary Consep, Inc.(Consep), announced new standstill agreements with its senior secured lender. The Company announced that in exchange for Consep transferring all of its assets to a third party assignee, the senior secured lender will provide limited funding for continued operations at Consep.

        The press release describing new standstill agreements is filed as
Exhibit 99.1 to this Form 8-K, is hereby incorporated herein by reference.

        On February 5, 2001, Verdant Brands, Inc., a Minnesota corporation ("Verdant"), announced the completion of the foreclosure sale of the Company's Canadian assets to Woodstream Corporation. The Company previously sold the US operating assets associated with the environmentally sensitive retail products to Woodstream.

        The press release describing the foreclosure sale is filed as Exhibit
99.2 to this Form 8-K, is hereby incorporated herein by reference

        With respect to the February 27th announcement, mailings to the unsecured creditors and shareholders were made and are filed as Exhibits 99.3 and 99.4, respectively.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

               Exhibit No.     Description
               -----------     -----------

                 99.1 Press Release describing the new standstill agreements with the senior secured creditor.

                 99.2 Press Release describing the foreclosure sale of Canadian assets.

                 99.3          Letter to unsecured creditors

                 99.4          Letter to shareholders












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                         Exhibit Index Appears on Page 4


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 27, 2000


                                       VERDANT BRANDS, INC.



                                       By: /s/ H. Michael Blair
                                          --------------------------------------
                                          H. Michael Blair
                                          Chief Financial Officer









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                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
  99.1          Press Release describing the new standstill
                agreements with the senior secured creditor.

  99.2 Press Release describing the foreclosure sale of Canadian assets.

  99.3          Letter to unsecured creditors

  99.4          Letter to shareholders















                                Page 4 of 4 Pages